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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                 March 19, 2007

                        Commission file number: 001-33084

                           SUSSER HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

                 Delaware                                 01-0864257
     (State or other jurisdiction of                    (IRS Employer
      incorporation or organization)                  Identification No.)

                             4433 Baldwin Boulevard
                           Corpus Christi, Texas 78408
          (Address of principal executive offices, including zip codes)

       Registrant's telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished under Item 2.02, "Results of Operations and Financial Condition." This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On March 19, 2007, Susser Holdings Corporation issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended December 31, 2006 and providing access information for an investor conference call to discuss those results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02. The conference call will be available for replay for 60 days following the date of the call at www.susser.com, or by telephone through March 26, 2007, by following the telephonic replay instructions provided in the press release.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         The following exhibits are filed herewith:

         Exhibit Number                 Exhibit Description
         --------------    ---------------------------------------------
              99.1         Press Release of Susser Holdings Corporation,
                           dated March 19, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUSSER HOLDINGS CORPORATION


Date: March 19, 2007                         By:    /s/ Mary E. Sullivan
                                                    ----------------------------
                                             Name:  Mary E. Sullivan
                                             Title: Executive Vice President and
                                                    Chief Financial Officer